U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K/A

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                OF THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Report: September 11, 2001


                          TotalSeek.Com, Inc.
 -------------------------------------------------------------------
        (Exact Name of registrant as specified in its Charter)



        Delaware                0-33147              23-3074323
 -----------------------  -------------------   --------------------
 (State of Incorporation) Commission File No.      (IRS Employer
                                                 Identification No.)



 1422 Chestnut Street, Suite #410, Philadelphia, PA       19102
 --------------------------------------------------  ---------------
 (Address of principal executive offices)               (Zip Code)



            Registrant's telephone number:  (215) 569-9176
            ------------------------------  --------------



                              Urag Corp.
                         1490 Blue Jay Circle
                           Weston, FL 33327
                --------------------------------------
                (Registrant's former name and address)



Item 1.   CHANGES IN CONTROL OF REGISTRANT.

     (a) Pursuant to an Agreement and Plan of Reorganization ("Agreement" or "Reorganization") effective September 6, 2001, TotalSeek.com, Inc. ("TotalSeek"), a Delaware corporation, acquired 5,000,000 restricted common shares (the "Shares") of Urag Corp. ("Urag"), a Delaware corporation, representing all of the outstanding shares of common stock of Urag, from its sole shareholder Joren LLC ("Joren") in a private purchase transaction. The purchase price for the Shares was $8,000, which was paid through the delivery by TotalSeek of its promissory note, written in favor of Joren. As a result of the Reorganization, Urag became a wholly owned subsidiary of TotalSeek. The Reorganization was approved by the board of directors of TotalSeek and Urag on September 6, 2001. Prior to the reorganization, TotalSeek had 12,750,000 common shares issued and outstanding. Following the reorganization, TotalSeek has 12,751,000 common shares issued and outstanding.

     In accordance with the terms of the Agreement and Plan of Reorganization, TotalSeek further remunerated Joren, with the sum of one thousand (1,000) restricted shares of common stock in TotalSeek.

     Upon effectiveness of the Agreement and Plan of Reorganization, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, TotalSeek became the successor issuer to Urag for reporting purposes under the Securities Exchange of 1934, as amended. The officers, directors and By-laws of TotalSeek continued without changes as the officers, directors and By-laws of the successor issuer. See Item 5. "Other Events" in this report.

     A copy of the Agreement and Plan of Reorganization is filed as an Exhibit to this Form 8-K Report and is incorporated into this report.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     (a) Effective September 6, 2001 TotalSeek acquired 5,000,000 restricted common shares of Urag from its sole shareholder Joren making Urag a wholly owned subsidiary of TotalSeek.

     In evaluating TotalSeek as a candidate for the business combination, Urag used criteria such as the value of the assets of TotalSeek, particularly its management and anticipated operations. Urag determined that the consideration for the business combination was reasonable. In evaluating Urag as a candidate for the proposed business combination, TotalSeek used Urag's status as a reporting company, its lack of operating history and lack of potential related liabilities. TotalSeek determined that the consideration for the business combination was reasonable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

     Not applicable.

Item 5.   OTHER EVENTS.

     (a) Successor Issuer Election.  In accordance with Rule
12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, TotalSeek became the successor issuer to Urag for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act.

     (b) TotalSeek.com, Inc., was incorporated in the State of Delaware on February 20, 2001. (See Exhibit 3.1)

Item 6.   RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

     Effective September 6, 2001, Alfred Arberman, the sole director and officer of Urag, resigned and appointed William Tay to fill his director and officer positions.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of business acquired.

          Not applicable.

     (b) Pro Forma financial information.

          Not applicable.

     (c) Index to Exhibits.

          Exhibit Number      Description
          --------------      ------------------------------------
          (2.0)               Agreement and Plan of Reorganization

          (3.1)               Articles of Incorporation of
                              TotalSeek.com, Inc.

          (3.2)               By-Laws of TotalSeek.com, Inc.


Item 8.   CHANGES IN FISCAL YEAR.

     The successor issuer registrant's fiscal year ends December 31.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TotalSeek.com, Inc.
                                 Dated: September 11, 2001


                                 By: /s/ William Tay
                                 ----------------------------------
                                 William Tay
                                 Title: President and Chief
                                 Executive Officer